Clover Leaf Financial Corp.
                              200 East Park Street
                          Edwardsville, Illinois 62025

                                 April 30, 2004


Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Clover Leaf Financial Corp. (the "Company"). Our Annual Meeting will be held at the branch office of Clover Leaf Bank, 2143 South State Route 157, Edwardsville, Illinois, on May 25, 2004 at 1:00 p.m., local time.

         The enclosed Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

         The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of independent auditors for the year ending December 31, 2004. For the reasons set forth in the proxy statement, the Board of Directors of the Company unanimously recommends a vote "FOR" each matter to be considered.

         On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, whether or not you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

                                           Sincerely,

                                           /s/ Dennis M. Terry

                                           Dennis M. Terry
                                           President and Chief Executive Officer

                           Clover Leaf Financial Corp.
                              200 East Park Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6122

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 25, 2004

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Clover Leaf Financial Corp. (the "Company") will be held at the branch office of Clover Leaf Bank, 2143 South State Route 157, Edwardsville, Illinois, on May 25, 2004 at 1:00 p.m., local time.

         A proxy card and a proxy statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors;
         2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the Company for the year ending December 31, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, including all adjournments of the Annual Meeting. Stockholders of record at the close of business on April 15, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 200 East Park Street, Edwardsville, Illinois, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting itself.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                           By Order of the Board of Directors

                                           /s/ Dennis M. Terry

April 30, 2004                             Dennis M. Terry
Edwardsville, Illinois                     President and Chief Executive Officer

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                           Clover Leaf Financial Corp.
                              200 East Park Street
                          Edwardsville, Illinois 62025
                                 (618) 656-6122

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 2004

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Clover Leaf Financial Corp. (the "Company" or "Clover Leaf Financial") to be used at the Annual Meeting of Stockholders of the Company, which will be held at the branch office of Clover Leaf Bank, 2143 South State Route 157, Edwardsville, Illinois, on May 25, 2004, at 1:00 p.m., local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 30, 2004.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no directions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the annual meeting.

         A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a validly completed proxy bearing a later date, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not constitute a revocation of a previously delivered proxy. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the annual meeting.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on April 15, 2004 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 622,417 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at this annual meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board of Directors, or to WITHHOLD authority to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of McGladrey & Pullen, LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board of Directors. If there are insufficient votes to approve any matter presented at the annual meeting, the annual meeting may be adjourned from time to time in order to permit further solicitation of proxies.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the Company's outstanding common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such beneficial ownership. The following table sets forth, as of April 15, 2004, the shares of common stock beneficially owned by persons who beneficially own more than 5% of the Company's outstanding shares of common stock.

                                    Amount of Shares
                                    Owned and Nature           Percent of Shares
         Name and Address of          of Beneficial             of Common Stock
          Beneficial Owners             Ownership                 Outstanding
          -----------------             ---------                 -----------

Joseph J. Gugger                         61,460                       9.8%
200 East Park Street
Edwardsville, Illinois 62025

Dennis E. Ulrich                         31,186(1)                    5.0%
200 East Park Street
Edwardsville, Illinois 62025
-----------------------
(1) Includes 30,186 shares owned by a limited liability company of which Mr. Ulrich is a manager.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors consists of six members. The Company's Bylaws provide that one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year term and until their respective successors are elected. Three Directors will be elected at the annual meeting to serve for a three-year term and until their respective successors are elected. The Board of Directors has nominated Dennis
M. Terry, Joseph J. Gugger and Kenneth P. Highlander to serve for three-year terms. Each nominee is currently a member of the Board of Directors.

         The following table sets forth certain information, as of April 15, 2004, regarding the Board of Directors, including the terms of office of members of the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                                                                                   Shares
                               Position(s) With                      Director      Expiration   Beneficially    Percent of
          Name                    the Company             Age        Since(1)       of Term         Owned          Class
--------------------- ------------------------------- ----------- -------------------------------------------------------

                                                         NOMINEES

Dennis M. Terry                 President, Chief          57           2000           2006          13,064         2.1%
                              Executive Officer and
                                    Director
Joseph J. Gugger                    Director              53           2000           2006          61,460         9.8%
Kenneth P. Highlander               Director              50           1996           2006          20,000(2)      3.2%


                                              DIRECTORS CONTINUING IN OFFICE
Robert W. Schwartz           Chairman of the Board        64           1972           2004          26,000 (5)     4.2%
Dennis E. Ulrich                    Director              49           2003           2004          31,186(4)      5.0%
Gary D. Niebur                      Director              48           1992           2005           5,100           *

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Lisa R. Fowler               Senior Vice President        38           N/A            N/A              200           *
Darlene F. McDonald          Senior Vice President,       41           N/A            N/A              200           *
                             Treasurer and Secretary
All Directors and
Executive  Officers  as a
  Group (8 persons)                                                                                157,210        25.3%
----------------------------------
* Less than 1%.
(1)  Reflects  initial  appointment  to the Board of  Directors  of Clover  Leaf
     Financial  or Clover  Leaf Bank,  SB.
(2)  Includes  4,000  shares  owned by Mr. Highlander's spouse, and 1,000 shares as to which Mr. Highlander serves
     as trustee.
(3)  Includes 10,000 shares owned by Mr. Schwartz's  spouse.
(4)  Includes  30,186 shares owned by a  limited liability company of which Mr.
     Ulrich is a manager.

         The business experience for the past five years of each of Clover Leaf Financial's directors and executive officers is as follows:

Directors

         Robert W. Schwartz has served as Chairman of the Board of Directors of Clover Leaf Bank since 2003 and Chairman of the Board of Directors of Clover Leaf Financial since 2003. Mr. Schwartz is the President of Schwartz Ventures, Inc., a communications company founded by Mr. Schwartz.

         Dennis M. Terry has served as President and Chief Executive Officer of Clover Leaf Bank since 2000, and President and Chief Executive Officer of Clover Leaf Financial since its incorporation in 2001. Prior to joining Clover Leaf
Bank, Mr. Terry served as President of Mercantile Bank of Edwardsville. Mercantile Bank of Edwardsville had acquired Mr. Terry's previous employer, Mark Twain Bank of Edwardsville, in 1998, where Mr. Terry had served as President since 1988.

         Joseph J. Gugger has served as a partner of Fastechnology LLC, an engineering company, since 1999; a partner of CBC LLC, a real estate company, since 1999; and as the owner of Gugger Group, Inc., a manufacturing and investment company, since 1993.

         Kenneth P. Highlander is the President of Ready-Mix Service, Inc., a concrete manufacturer with plants in Hamel, Alton and Collinsville, Illinois. Mr. Highlander has been employed by Ready-Mix Services since 1971.

         Gary D. Niebur has served as the Mayor of Edwardsville, Illinois since 1993, and has served as the Executive Director of the Edwardsville YMCA since 1982.

         Dennis E. Ulrich is the managing principal of Scheffel and Company, P.C., a C.P.A. firm with offices in Edwardsville, Alton, Highland, Jerseyville and Carrollton, Illinois. Mr. Ulrich has been employed by Scheffel and Company since 1977.

         Executive Officers Who Are Not Directors

         Lisa R. Fowler has served as Senior Vice President of Clover Leaf Bank since June 2000 and Senior Vice President of Clover Leaf Financial since its incorporation in 2001. Ms. Fowler was previously the Vice President of Commercial Lending at Mercantile Bank, where she had been employed since 1991.

         Darlene F. McDonald joined Clover Leaf Bank in October 2000, and serves as Senior Vice President, Treasurer and Secretary. Ms. McDonald serves in the same positions with Clover Leaf Financial. Previously, Ms. McDonald served as a Controller of the Real Estate Division of Bank of America, which had acquired her previous employer, NationsBank, in 1999. NationsBank had acquired her previous employer, Boatmens Bank, in 1997, where Ms. McDonald had been employed since 1987.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Board of Directors of Clover Leaf Financial meets quarterly, or more often as necessary. The Board of Directors has an Audit Committee and a Nominating Committee. The Board of Directors of Clover Leaf Financial met 12 times during the year ended December 31, 2003. No Director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he served during 2003, including Board and committee meetings of Clover Leaf Bank.

         Audit Committee. The Audit Committee reviews audit reports and related matters to ensure compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform Clover Leaf Financial's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Ulrich, Schwartz and Niebur. Mr. Ulrich has been designated as the financial expert on the Audit Committee. The Audit Committee of Clover Leaf Financial met four times during the year ended December 31, 2003.

         Nominating Committee. The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not standing for election. The nominating committee met once during the year ended December 31, 2003. During the year ended December 31, 2003, the Nominating Committee consisted of directors who were "independent" of the Company as defined by Nasdaq listing standards.

         The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is attached hereto as Appendix A.

         The functions of the Nominating Committee include the following:

         o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval; and

         o to develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board.

         The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

         o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

         o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         The Nominating Committee will also take into account whether, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of the candidate, including whether an individual qualifies as an audit committee financial expert.

         Procedures for the Consideration of Board Candidates Submitted by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders for consideration by the Nominating Committee. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit the names of candidates for Director by writing to the Company's Corporate Secretary, Clover Leaf Financial Corp., 200 East Park Street, Edwardsville, Illinois 62025. A submission must be received not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting. If the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, the stockholder's recommendation must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made.

         The submission must include the following information:

         o A statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

         o The name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o The name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate's ownership should be provided);

         o A statement of the candidate's business and educational experience;

         o Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

         o A statement detailing any relationship between the candidate and the Company;

         o A statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Advance Notice Of Business To Be Conducted at an Annual Meeting."

         Stockholder Communications with the Board. A stockholder of the Company who wants to communicate with the Board or with any individual Director may do so by writing to:

                           Clover Leaf Financial Corp.
                         Attention: Corporate Secretary
                              200 East Park Street
                          Edwardsville, Illinois 62025

         The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

         o forward the communication to the Director(s) to whom it is addressed;

         o attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Attendance at Annual Meetings of Stockholders

         The Company does not have a policy regarding director attendance at annual meetings of stockholders. All of the Company's directors attended the prior year's annual meeting of stockholders.

Code of Ethics

         The Company has adopted a code of ethics that is applicable to senior financial officers of the Company, including the Company's principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions as defined in the Code of Ethics. The Code of Ethics has previously been filed with the SEC. Amendments to and waivers from the Code of Ethics with respect to the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions will also be disclosed on the Company's website.

Audit Committee Report

         In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in the proxy statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers. The Board of Directors has not adopted a written charter for the Audit Committee.

         Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and be filed with the SEC. In addition, the Audit Committee recommended that the Board of Directors appoint McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2004, subject to the ratification of this appointment by Company's stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                Dennis E. Ulrich
                               Robert W. Schwartz
                                 Gary D. Niebur

Compensation of Directors of Clover Leaf Financial

         Fees. Directors do not receive compensation for their service on the Board of Directors of Clover Leaf Financial. Directors of Clover Leaf Bank were paid a monthly fee of $1,000 for the year ended December 31, 2003. Members of the loan committee receive $200 per meeting attended; members of the audit committee receive $200 per meeting attended; and members of the executive committee receive $100 per meeting attended.

         Amended and Restated Directors' Emeritus Plan. Clover Leaf Bank maintains a directors' emeritus plan to compensate former members of the Board of Directors who have attained age 75, have a minimum of 20 years of service as directors, and perform emeritus services for Clover Leaf Bank. A director emeritus is entitled to receive an annual fee equal to his annual director's fee as of the date of retirement for a maximum of five years, provided he continues to perform emeritus services for Clover Leaf Bank. A director emeritus must retire at age 80, at which time no further fees will be paid by Clover Leaf Bank. The Board of Directors may, in its discretion, appoint a retired director emeritus as a consultant for a maximum of one year after termination as a director emeritus.

         Director's Deferred Compensation Agreements. Clover Leaf Bank has entered into non-qualified deferred compensation agreements with certain of its non-employee directors under which a non-employee director can elect to defer all or a portion of his fees earned in his capacity as a director. The amounts deferred will earn interest at a rate equal to that paid on Clover Leaf Bank's one-year certificate of deposit. In the event of a director's termination of service, the director's account will be paid to him in a lump sum or equal installments over a period not exceeding five years, in the sole discretion of Clover Leaf Bank. In the event of a director's death, amounts under the agreement will be paid to his beneficiary or his estate.

         The deferred compensation agreements, in the aggregate, constitute an unfunded plan for tax purposes and for purposes of the Employee Retirement Income Security Act ("ERISA"). All obligations arising under the non-qualified plan are payable from the general assets of Clover Leaf Bank. As of December 31, 2003, Directors Schwartz and Gugger had account balances of $256,379 and $44,561, respectively, under their deferred compensation agreements.

Executive Compensation

         The following table sets forth information concerning the compensation paid or granted to Clover Leaf Bank's Chief Executive Officer. No other executive officer of Clover Leaf Bank had aggregate annual compensation in excess of $100,000 for the year ended December 31, 2003.

                         Annual Compensation                            Long-Term Compensation
------------------------------------------------------  ----------------------------------------------------------
                                                                  Awards                     Payouts
                                                        -------------------------- -------------------------------
                          Year                              Other       Restricted
       Name and           Ended                             Annual        Stock    Options/   LTIP      All Other
  Principal Position     12/31(1)    Salary     Bonus   Compensation(2)   Awards   SARS(#)   Payouts  Compensation
-----------------------  --------  ----------  -------  ---------------   ------   --------  -------  ------------

Dennis M. Terry,           2003    $ 140,000   $24,243     $  12,000         --       --       --           --
President and              2002      134,000    10,000         9,800         --       --       --           --
Chief Executive Officer    2001      127,200    10,000         9,600         --       --       --           --
----------------------
(1)  Consists of director's fees. Does not include the aggregate amount of other personal  benefits,  which did not exceed 10% of the total salary and bonus reported.

Benefits

         General Benefits. Clover Leaf Bank currently provides health care benefits, including medical, disability and group life insurance, subject to certain deductibles and co-payments, for its full time employees.

         Defined Benefit Pension Plan. Clover Leaf Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at Clover Leaf Bank for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Retirement Plan. Once eligible, an employee must have been credited with 1,000 or more hours of service with Clover Leaf Bank during the year in order to accrue benefits under the Retirement Plan. Clover Leaf Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with ERISA.

         The regular type of all retirement benefits (i.e., normal, early or disability) provides a retirement allowance plus a retirement death benefit. The regular retirement allowance is payable in monthly installments for life. For a married participant, the normal retirement allowance would be paid as a joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. Other optional types of retirement allowance may be selected instead of the normal form. These optional types include various annuity forms.

         The regular retirement allowance payable at or after age 65, is an amount equal to 2% multiplied by an employee's years of benefit service times average compensation paid in the three consecutive years providing the highest average. A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

         If a participant dies while in active service, his beneficiary would receive a lump sum death benefit equal to the participant's last 12 months' salary, plus 10% of such salary for each year of benefit service, up to 300% of salary for 20 or more years, plus refund of his contributions, if any, with interest. Death benefits may be paid in installments over a period of up to 10 years or a lifetime annuity. In the event the participant dies after he retires, his beneficiary would receive a lump sum retirement death benefit equal to 12 times the annual retirement allowance, less the sum of such allowance payments made before death.

The following table indicates the annual retirement allowance that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

     Highest Three-Year
           Average           Years of Service and Benefit Payable at Retirement
                            ---------------------------------------------------
        Compensation            15            20           25           30
        ------------        -----------  -----------   -----------  -----------

       $     50,000          $  15,000    $   20,000   $  25,000    $    30,000
       $     75,000          $  22,500    $   30,000   $  37,500    $    45,000
       $    100,000          $  30,000    $   40,000   $  50,000    $    60,000
       $    125,000          $  37,500    $   50,000   $  62,500    $    75,000
       $    150,000          $  45,000    $   60,000   $  75,000    $    90,000
       $    170,000          $  51,000    $   68,000   $  85,000    $   102,000

         Employee Stock Ownership Plan and Trust. Clover Leaf Bank implemented an employee stock ownership plan in connection with its conversion to stock form. Employees with at least one year of employment with Clover Leaf Bank and who have attained age 18 are eligible to participate. The employee stock ownership plan is borrowing funds from Clover Leaf Financial to purchase a number of shares equal to up to 8% of the common stock issued in the conversion. The loan is being repaid principally from Clover Leaf Bank's discretionary contributions to the employee stock ownership plan over a period of up to 10 years, although the loan documents permit repayment over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are being held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. A participant who terminates employment for reasons other than death, retirement, or disability prior to seven years of credited service under the employee stock ownership plan vests at 20% per year, starting upon completion of three years of service, with full vesting upon the completion of seven years of service.
Nonvested benefits will become fully vested upon a participant's death or disability or termination of the plan. Vested benefits are payable in the form of common stock and/or cash. Clover Leaf Bank's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits; therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, Clover Leaf Bank is required to record compensation expense in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control (as defined in the plan), the employee stock ownership plan will terminate.

         Clover Leaf Bank has established a committee of nonemployee directors to administer the employee stock ownership plan. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares and shares held in the suspense account are voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, so long as the vote is in accordance with the provisions of ERISA.

Ownership Reports by Officers and Directors

         The common stock of the Company is registered  with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company's common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. President, Chief Executive Officer and Director Terry filed a Form 4 on September 2, 2003 to report a purchase of 100 shares of common stock that should have been reported on September 1, 2003. Other than this report, and based on the Company's review of such ownership reports, no other officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the year ended December 31, 2003.

Transactions With Certain Related Persons

         In the ordinary course of business, Clover Leaf Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on the same terms, including interest rates and collateral, as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Company's independent auditors for the year ended December 31, 2003 were McGladrey & Pullen, LLP. The Audit Committee of the Board of Directors of Clover Leaf Financial has approved the engagement of McGladrey & Pullen, LLP to be Clover Leaf Financial's independent auditors for the year ending December 31, 2004, subject to the ratification of the engagement by Clover Leaf Financial's stockholders at this annual meeting.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP during 2003 and 2002:

         Audit Fees. The aggregate fees billed to the Company by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by McGladrey & Pullen, LLP in connection with statutory and regulatory filings and engagements was $59,840 and $43,646 during the years ended December 31, 2003 and 2002, respectively.

         Audit Related Fees. The aggregate fees billed to the Company by McGladrey & Pullen, LLP for assurance and related services rendered by McGladrey & Pullen, LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, was $1,395 and $2,500 during the years ended December 31, 2003 and 2002, respectively.

         Tax Fees. The aggregate fees billed to the Company by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for tax compliance, tax advice and tax planning was $0 and $0 during the years ended December 31, 2003 and 2002, respectively. These services primarily included the review of tax returns and quarterly tax provisions.

         All Other Fees. The aggregate fees billed to the Company by McGladrey & Pullen, LLP that are not described above was $0 and $0 during the years ended December 31, 2003 and 2002.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2003 and 2002, 100% and 100%, respectively, of audit related fees, tax fees and all other fees were approved by the Audit Committee prior to engagement.

         The Audit Committee has considered whether the provision of non-audit services, which relate primarily to regulatory reporting and compliance services provided, is compatible with maintaining McGladrey & Pullen, LLP's independence. The Audit Committee concluded that performing such services does not affect McGladrey & Pullen, LLP's independence in performing its function as auditor of Clover Leaf Financial.

         A representative of McGladrey & Pullen, LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS FOR CLOVER LEAF FINANCIAL
                     FOR THE YEAR ENDING DECEMBER 31, 2004.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Clover Leaf Financial's executive office, 200 East Park Street, Edwardsville, Illinois 62025, no later than December 31, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING
--------------------------------------------------------------------------------

         The Bylaws of Clover Leaf Financial provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Clover Leaf Financial not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Clover Leaf Financial to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which next year's annual meeting of stockholders is expected to be held is May 24, 2005. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to Clover Leaf Financial by February 24, 2005. If notice is received after February 24, 2005, it will be considered untimely, and Clover Leaf Financial will not be required to present the matter at the annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by Clover Leaf Financial. Clover Leaf Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Clover Leaf Financial may solicit proxies personally or by telephone without additional compensation.

A COPY OF CLOVER LEAF FINANCIAL'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, WILL BE FURNISHED WITHOUT CHARGE TO

STOCKHOLDERS  AS OF THE RECORD DATE UPON WRITTEN REQUEST TO DARLENE F. MCDONALD,
SENIOR  VICE  PRESIDENT,   TREASURER  AND  SECRETARY,   200  EAST  PARK  STREET,
EDWARDSVILLE, ILLINOIS 62025 OR BY CALLING (618) 656-6122.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Dennis M. Terry

                                           Dennis M. Terry
                                           President and Chief Executive Officer
Edwardsville, Illinois
April 30, 2004

                                                    REVOCABLE PROXY

                                              CLOVER LEAF FINANCIAL CORP.
                                            ANNUAL MEETING OF STOCKHOLDERS
                                                     May 25, 2004

         The undersigned hereby appoints the official proxy committee, consisting of the Directors of Clover Leaf Financial Corp. (the "Company") who are not named as nominees below, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held at 2143 South State Route 157, Edwardsville, Illinois on May 25, 2004, at 1:00 p.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                 FOR    WITHHELD
                                                 ---    --------

         1.       The election of Dennis         |_|       |_|
                  M.  Terry,  Joseph  J.
                  Gugger and  Kenneth P.
                  Highlander          as
                  directors     for    a
                  three-year        term
                  (except  as  marked to
                  the contrary below)

                  INSTRUCTION:        To
                  withhold your vote for
                  one or more  nominees,
                  write  the name of the
                  nominee(s)    on   the
                  line(s) below.

                  ----------------------
                  ----------------------
                  ----------------------

                                             FOR        AGAINST         AGSTAIN
                                             ---        -------         -------

         2.       The   ratification  of     |_|          |_|              |_|
                  the   appointment   of
                  McGladrey   &  Pullen,
                  LLP   as   independent
                  auditors    for    the
                  Company for the fiscal
                  year  ending  December
                  31, 2004.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of the annual meeting, audited financial statements and a proxy statement, dated April 30, 2004.


Dated: _________________, 2004             |_|   Check Box if You Plan to Attend
                                                 the Annual Meeting



-------------------------------                  -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER


-------------------------------                  -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------